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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  March 12, 2004


                            MAVERICK TUBE CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


          Delaware                      1-10651                  43-1455766
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(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)


16401 Swingley Ridge Road, Suite 700, Chesterfield, Missouri             63017
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(Address of Principal Executive Offices)                              (Zip Code)


                                 (636) 733-1600
                          -----------------------------

              (Registrant's telephone number, including area code)

                                 Not applicable.
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         (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS

Maverick Tube Corporation (the "Company") has been advised that T. Scott Evans, Senior Vice President - Sales and Marketing, has entered into a plan for selling shares of the Company's common stock ("Trading Plan"). The Trading Plan is intended to qualify under Rule 10b5-1 under the Securities Exchange Act of 1934, which specifically contemplates and establishes certain legal benefits for persons who establish such plans.

Under the Trading Plan, beginning March 2004, the Company's shares will be sold pursuant to Rule 144, subject to the following price and order limitations:

                Number of Shares        Selling Price
--------------------------------------------------------------------------------

                    10,000                  $25.00
                    10,000                  $30.00
                    10,000                  $33.00
                    10,000                  $36.00
                    10,000                  $40.00

The Trading Plan expires on December 31, 2004.

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   March 12, 2004


                                  MAVERICK TUBE CORPORATION


                                  By: /s/ Pamela G. Boone
                                      -----------------------------------------
                                      Pamela G. Boone
                                      Vice President - Finance and
                                      Administration and Chief Financial Officer


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